EXHIBIT 32.1


                                   ICAD, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of iCAD, Inc.'s (the "Company") on Form 10-K for the fiscal year ended December 31, 2003 (the "Report"), I W. Scott Parr, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                                   /s/ W. Scott Parr
                                                   ------------------------
                                                   W. Scott Parr
                                                   Chief Executive Officer

Date:  March 30, 2004



A signed original of this written statement required by Section 906 has been provided to iCAD, Inc. and will be retained by iCAD, Inc. and furnished to the Securities and Exchange Commission upon request.